Legg Mason Light Street Trust, Inc.

                        Legg Mason Classic Valuation Fund

       Supplement to the Primary Shares Prospectus dated November 1, 1999

The paragraph on page 6 of the Prospectus under the heading "Portfolio Management" is replaced in its entirety with the following:

          The portfolio is managed by a team of analysts and managers at Brandywine led by W. Anthony Hitschler, Scott L. Kuensell and Alexander Cutler. Mr. Hitschler has been President and CIO of Brandywine since 1986. Prior to founding Brandywine, Mr. Hitschler was with Provident Capital Management, and served as President and Chief Executive Officer of that company for nine years. Mr. Kuensell is currently a Managing Director of Brandywine. Mr. Kuensell joined Brandywine in 1995 and has been responsible for portfolio management and research for
          Brandywine's domestic equity clients since 1998. Mr. Cutler is currently a Managing Director of Brandywine. Since joining Brandywine in 1994, Mr. Cutler has shared responsibility for portfolio management and research for all of Brandywine's equity products.

                   This Supplement is dated June 7, 2000.